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                      SMITH BARNEY INVESTMENT FUNDS INC.

                                 On behalf of

                     SMITH BARNEY PREMIER SELECTIONS FUND

                     Supplement dated October 11, 1999 to
                        Prospectus dated July 16, 1999

  Effective immediately the prospectus of Premier Selections Fund is supplemented to permit current investors to participate in systematic investment and withdrawals as follows:

  By adding the following disclosure to the section of the prospectus entitled "Buying shares":

Systematic Investment Plan

You may authorize Salomon Smith Barney or certain dealer representatives to transfer funds automatically from a regular bank account, cash held in a Salomon Smith Barney brokerage account or Smith Barney money market fund to buy shares on a regular basis.

 . Amounts transferred should be at least: $25 monthly or $50 quarterly.

If you do not have sufficient funds in your account on a transfer date, Salomon Smith Barney or the dealer representative may charge you a fee.


  By adding the following disclosure to the section of the prospectus entitled "Redeeming shares":

Automatic Cash Withdrawal Plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

 . Your shares must not be represented by certificates.
 . All dividends and distributions must be reinvested.

FD 01709